CONSULTING AGREEMENT #CSA143 This Consulting Agreement (this "Agreemetll"), effective as of June 6, 2025 (the "Effective Date"), by and between Arvinas Operations, Inc., a Delaware corporation (the "Compo11y") and Jan Taylor, an individual with an address as set fo1ih in the signature page of this Agreement ("Co11s11/ta11t"). WHEREAS, the Company desires to engage Consultant, as an independent contractor, to petform certain services for the Company and Consultant desires to pe1form such services for the Company in accordance with the terms and conditions set forth in this Agreement. NOW, THEREFORE, the parties agree as follows: 1. Consulting Services. Consultant shall render the services described in Exhibit A (the "Cou.sulting Services") to the Company (or its designee). 2. Te1·m. This Agreement shall continue until expiration or termination in accordance with the provisions of Section 11. Consultant's obligations set fo1ih in Sections 4-10, 12 and 13 shall survive termination of this Agreement. 3. Payment; Reimbul'sement of Expenses. TI1e Company agrees to pay Consultant the compensation described in Exhibit A for Consultant's perfomiance of the Consulting Services in accordance with the tenns of this Agreement. The Company will reimburse Consultant for reasonable and customary out of-pocket business expenses incurred by Consultant in the ordinaty course of performing the Consulting Services and in compliance with the Company's policies covering such expenses. Anticipated expenses in excess of $250 will require the prior written approval of the Company. No more than once per calendar month, Consultant may submit to the Company a statement of such business expenses, accompanied by appropriate supporting documentation. The Company shall reimburse such business expenses as soon as practicable following its receipt of such statements. The patiies hereby acknowledge and agree that the compensation contemplated under the terms of this Agreement (i) constitutes fair market value for the Consulting Services; (ii) is not being given in exchange for any explicit or implicit agreement by Consultant to recommend, provide, prescribe, or order favorable status for any of Company's products or to reward or influence any fonnulary or clinical practice guidelines committees or prescribing or dispensing decisions; and (iii) has not been determined in a manner that takes into account the volume or value of any referrals or business or potential referrals or business that might be generated by Consultant. 4. Confidential Infonnation. Consultant acknowledges that, in relation to this Agreement or the conduct of the Consulting Services, Consultant may receive, become exposed to, or generate information: (a) applicable to the business, technology or products of the Company or (b) applicable to the business of any client or customer of the Company, in each case whether provided prior to, on or after the Effective Date ("Co11jidential I11formalio11"). Confidential Information includes any and all technical and non-technical information including patent, copyright, trade secret, and proprieta1y information, techniques, sketches, drawings, models, inventions, know-how, processes, apparatus, equipment, algorithms, software programs, software source documents, and formulae related to the current, future and proposed products and services of the Company and includes, without limitation, information concerning research, experimental work, development, design details and specifications, engineering, financial information, procurement requirements, purchasing, manufacturing, customer lists, business forecasts, sales and merchandising and marketing plans and infonnation. Confidential Information also includes proprietary or confidential information of any third party who may disclose such information to the Company or to Consultant in the course of the Company's business. 5. Ownership and NondiscJosure of Confidential Information. All Confidential Information is the sole property of the Company and the Company's assigns, and the Company and the Company's assigns shall be the sole and exclusive owner of all patents, copyrights, mask works, trade Exhibit 10.4

__________________________________________________________________________________________________ 5 Science Park, New Haven, Connecticut 06511 | T - (203) 535-1456 | F - (203) 691-8040 | www.arvinas.com June 13, 2025 Ian Taylor, Ph.D. ICAT Scientific Consulting LLC 149 Country Way Madison, CT 06443 Re: Consulting Agreement #CSA143 To Whom It May Concern: Arvinas Operations, Inc., a Delaware corporation (the “Company”) and Ian Taylor, Ph.D., are parties to that certain Consulting Agreement #CSA143, dated as of June 6, 2025 (the “Consulting Agreement”). Pursuant to Section 14(e) of the Consulting Agreement, the parties desire to modify the Consulting Agreement as follows. Other than as expressly set forth herein, the terms and conditions of the Consulting Agreement remain unchanged and in full force and effect. The parties agree that all payment for compensation described in Exhibit A to the Consulting Agreement for Dr. Taylor’s performance of the Consulting Servies (as defined in the Consulting Agreement) and all reimbursement for reasonable and customary out-of-pocket business expenses incurred as discussed Section 3 of the Consulting Agreement shall be paid to ICAT Scientific Consulting LLC, a Connecticut limited liability company of which Dr. Taylor is the managing member. ARVINAS OPERATIONS, INC. __________________________________ By: Steve Weiss Title: SVP, Chief Human Resources Officer Ian Taylor, Ph.D. __________________________________ Ian Taylor, Ph.D. ICAT SCIENTIFIC CONSULTING LLC __________________________________ By: Ian Taylor, Ph.D. Title: Managing Member Docusign Envelope ID: D2722BBD-7503-4B41-8590-4C8B3D83C60B

Confidential AMENDMENT NO. 2 TO SCIENTIFIC CONSULTING AGREEMENT #CSA143 BETWEEN ARVINAS OPERATIONS, INC. AND IAN TAYLOR, PH.D. This Amendment No. 2 to the Consulting Agreement #CSA143 dated June 6, 2025 (the “Amendment”), by and between Arvinas Operations, Inc., a Delaware corporation (“Company”) and Ian Taylor, Ph.D. (“Advisor”) is entered into as of the last date of signature by the parties (the “Amendment Effective Date”). WHEREAS Company and Consultant entered into a Consulting Agreement dated June 6, 2025, as amended by the Side Letter dated June 13, 2025 (the “Agreement”); and WHEREAS Company and the Consultant wish to amend the Agreement as more fully described below. NOW, THEREFORE, Company and Advisor agree the Agreement shall be amended as follows: 1. Section 11 of the Agreement is hereby amended to extend the Term of the Agreement. The first sentence of Section 11 is deleted in its entirety and replaced with the following: “This Agreement expires on the date that is two (2) years after the Effective Date; except, that if Consulting Services are being actively performed upon such date, then upon the conclusion of such Consulting Services.” 2. Except as expressly stated herein, nothing herein shall be deemed to amend, supplement or modify the Agreement and the Agreement remains in full force and effect, as amended hereby. 3. By signing below, Company and Consultant agree to the terms contained in this Amendment. IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives, effective as of the Amendment Effective Date. ARVINAS OPERATIONS, INC. IAN TAYLOR, PH.D. By: By: Name: Steve Weiss Name: Ian Taylor, Ph.D. Title Sr. VP, Human Resources Title Consultant Date Date Docusign Envelope ID: 0DA81856-707B-8C09-8344-3E3BC59F0972 5/14/20265/14/2026